ALPINE EQUITY TRUST
ALPINE SERIES TRUST
ALPINE INCOME TRUST

SUPPLEMENT DATED APRIL 10, 2017
TO THE PROSPECTUSES DATED FEBRUARY 28, 2017 AND THE
STATEMENTS OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2017

With respect to Alpine Equity Trust and Alpine Series Trust, the following language is added after the bullet points in the section of the Funds’ Prospectus titled “Distribution of Fund Shares – Sales Charge Reduction or Waiver – Class A” and in the section of the Funds’ Statement of Additional Information titled “Shareholder Accounts – Sales Charge Reduction or Waiver”. With respect to Alpine Income Trust, the following language is added after the bullet points in the sections of the Funds’ Prospectus titled “Distribution of Fund Shares – Sales Charge – Class A (Ultra Short Fund)” and “Distribution of Fund Shares – Sales Charge – Class A (High Yield Municipal Fund)” and in the section of the Funds’ Statement of Additional Information titled “Shareholder Accounts – Sales Charge Reduction or Waiver”.

The availability of certain sales charge waivers and reductions will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers, as discussed below. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or reductions. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another financial intermediary to receive these waivers or reductions. Please see the “Intermediary-Defined Sales Charge Waiver Policies” section to determine any sales charge waivers and reductions that may be available to you through your financial intermediary.

With respect to Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust, the following language is added after the section of the Funds’ Prospectuses titled “Distribution of Fund Shares – Letter of Intent” and after the section of the Funds’ Statements of Additional Information titled “Shareholder Accounts – Letter of Intent”:

Intermediary-Defined Sales Charge Waiver Policies

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

FRONT-END SALES CHARGE WAIVERS FOR CLASS A SHARES AVAILABLE AT MERRILL LYNCH

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisers on behalf of their advisory clients through Merrill Lynch's platform

•	Shares of Funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Alpine fund family)

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Trustees of each Trust, and employees of the Adviser or its affiliates, as described in the Prospectus

•
Shares purchased from the proceeds of redemptions within the Alpine fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as reinstatement privilege)

CDSC WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH

•	Death or disability of the shareholder

•	Shares sold as part of a Systematic Cash Withdrawal Plan as described in the Prospectus

•	Return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to fee based account or platform

FRONT-END SALES CHARGE DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF ACCUMULATION & LETTERS OF INTENT

•	Breakpoints as described in the Prospectus

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Alpine fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible Alpine fund family assets not held at Merrill Lynch may be included in the right of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Alpine fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Please retain this Supplement for future reference.